SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

ARCHER-DANIELS-MIDLAND COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if
Other Than the Registrant)

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ARCHER-DANIELS-MIDLAND COMPANY

4666 Faries Parkway, Decatur, Illinois 62526-5666

NOTICE OF ANNUAL MEETING

To All Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Archer-Daniels-Midland Company, a Delaware corporation, will be held at the JAMES R. RANDALL RESEARCH CENTER, 1001 BRUSH COLLEGE ROAD, DECATUR, ILLINOIS, on Thursday, November 7, 2002, at 11:00 A.M., for the following purposes:

(1) To elect Directors to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

(2) To ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors to audit the accounts of the Company for the fiscal year ending June 30, 2003;

(3) To consider and take action respecting the adoption of the Archer-Daniels-Midland Company 2002 Incentive Compensation Plan;

(4) If properly presented, to consider and act upon the Stockholders’ proposals set forth in the proxy statement; and

(5) To transact such other business as may properly come before the meeting.

By Order of the Board of Directors

D. J. SMITH, SECRETARY

September 25, 2002

NOTICE OF ANNUAL MEETING
PROXY STATEMENT
PERFORMANCE GRAPH
APPROVAL OF THE 2002 INCENTIVE COMPENSATION PLAN
STOCKHOLDER’S PROPOSAL NO. 1
REASONS
STOCKHOLDER’S PROPOSAL NO. 2
EXHIBIT “A”

ARCHER-DANIELS-MIDLAND COMPANY

4666 Faries Parkway, Decatur, Illinois 62526-5666

September 25, 2002

PROXY STATEMENT

General Matters

      The accompanying proxy is SOLICITED BY THE BOARD OF DIRECTORS of Archer-Daniels-Midland Company (the “Company”) for the Annual Meeting of Stockholders of the Company to be held at the JAMES R. RANDALL RESEARCH CENTER, 1001 BRUSH COLLEGE ROAD, DECATUR, ILLINOIS, on Thursday, November 7, 2002 at 11:00 A.M. This Proxy Statement and the enclosed form of proxy are first being mailed to Stockholders on or about September 25, 2002.

      The cost of solicitation of proxies will be borne by the Company. Georgeson Shareholder Communications Inc. has been retained by the Company to assist in solicitation of proxies at a fee of $19,000, plus reasonable out-of-pocket expenses. Solicitation other than by mail may be made by officers or by regular employees of the Company or by employees of Georgeson Shareholder Communications Inc. by personal, telephone, mail or internet solicitation, the cost of which is expected to be nominal. The Company will reimburse brokerage firms and other securities custodians for their reasonable expenses in forwarding proxy materials to their principals.

      Only holders of shares of Common Stock of record at the close of business on September 6, 2002 will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on September 6, 2002, the Company had outstanding 649,651,073 shares of Common Stock, each share being entitled to one vote.

      Admittance to the Annual Meeting will be limited to Stockholders. If you are a Stockholder of record and plan to attend, please detach the admission ticket from the top of your proxy card and bring it with you to the Annual Meeting. The number of people admitted will be determined by how the shares are registered, as indicated on the admission ticket. If you are a Stockholder whose shares are held by a broker, bank or other nominee, please request an admission ticket by writing to our principal executive offices at: Archer-Daniels-Midland Company, Shareholder Relations, 4666 Faries Parkway, Decatur, IL 62526-5666. Evidence of your stock ownership, which you can obtain from your broker, bank or nominee, must accompany our letter. Stockholders who are not pre-registered will only be admitted to the meeting upon verification of stock ownership. The number of tickets sent will be determined by the manner in which shares are registered. If your request is received by November 1, 2002, an admission ticket will be mailed to you. All other admission tickets can be obtained at the registration table located at the James R. Randall Research Center lobby beginning at 9:30 A.M. on the day of the Annual Meeting.

      Shares represented by proxies in the form enclosed, properly executed, will be voted. Proxies may be revoked at any time prior to being voted by delivering written notice or a proxy bearing a later date to the Secretary of the Company or by attending the Annual Meeting and voting in person.

      With the exception of the election of directors, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for approval of each proposal presented in this Proxy Statement. A plurality of the votes of outstanding shares of Common Stock of the Company present in person or represented by proxy at the meeting and entitled to vote on the election of directors is required for the election of directors. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the

Stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Principal Holders of Voting Securities

      The following Stockholders are known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock of the Company, based upon filings thereof with the Securities and Exchange Commission.

Name and Address of Beneficial Owner	Amount	Percent of Class

State Farm Mutual Automobile Insurance	56,339,281	8.67
Company and Related Entities
Bloomington, Illinois 61701
Brandes Investment Partners, L.P.	42,024,633	6.47
11988 El Camino Real, Suite 500
San Diego, CA 92130

Election of Directors

      It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted to fix at ten (10) the number of Directors to be elected and to elect the nominees named below.

      The nominees proposed for election to the Board of Directors are all presently members of the Board.

      The proxies (unless otherwise directed) will be voted for the election of the nominees named herein as Directors to hold office until the next succeeding Annual Meeting of Stockholders and until their successors are duly elected and qualified. In the event any nominee for Director becomes unable to serve as a director, it is intended that the persons named in the proxy may vote for a substitute who will be designated by the Board of Directors. The Board has no reason to believe that any nominee will be unable to serve as a Director. All present members of the Board have served continuously as Directors from the year stated in the table below.

      The nominees, their age, position with the Company, principal occupation, directorships of other publicly-owned companies, the year in which each first became a Director, and the number of shares of Common Stock of the Company beneficially owned, directly or indirectly, by each are shown in the following table. Except for Mr. Andrew Young, all of the nominees have been Executive Officers of their respective companies or employed as otherwise specified below for at least the last five years. Mr. Young served as Vice-Chairman of the Law Companies Group, an engineering and environmental consulting company, from January 1990 until 1996 when he retired from this position to serve as Co-Chairman of the Atlanta Committee for the Olympic Games. In January 1997, Mr. Young was appointed as Co-Chairman of GoodWorks International and in 1998 was appointed Chairman of that company.

      A plurality of the votes cast by the holders of shares of Common Stock of the Company present in person or represented by proxy at the meeting and entitled to vote on the election of Directors is required for the election of Directors.

	Year First
Name, Age, Principal Occupation or	Elected	Common		Percent
Position, Directorships of Other	as	Stock		of
Publicly-Owned Companies	Director	Owned		Class

G. Allen Andreas, 59	1997	4,660,676	(1)(3)	*
Chairman of the Board and Chief Executive of the Company
Sandra Andreas McMurtrie, 62	2001	29,346,587	(2)(4)	4.52
Private Investments
Mollie Hale Carter, 40	1996	14,432,657	(2)(5)	2.22
Chairman, Sunflower Bank and Vice President, Star A, Inc. (a farming and ranching operation)
Herman de Boon, 55	2000	2,210,710	(2)(6)	*
Chief Executive Officer of Royal Cebeco Group (an international agri-food cooperative)
Roger S. Joslin, 66	2001	56,342,237	(2)(7)	8.67
Vice Chairman of the Board of State Farm Mutual Automobile Insurance Company. Director of State Farm Mutual Trust, State Farm Associates’ Funds Trust, State Farm Variable Product Trust, State Farm Life Insurance Company Variable Annuity Separate Account, State Farm Life Insurance Company Variable Life Separate Account, State Farm Life and Accident Assurance Company Variable Annuity Separate Account, and State Farm Life and Accident Assurance Company Variable Life Separate Account
D. J. Mimran, 35	1999	4,474,742	(2)(8)	*
Chief Executive Officer of Groupe Mimran and President of Eurafrique, Sometra and Cavpa (international grain trading companies)
M. Brian Mulroney, 63	1993	43,077	(2)	*
Senior Partner in the law firm of Ogilvy Renault, Director of Barrick Gold Corporation, TrizecHahn Corporation, Viasystems Group, Inc., Cendant Corporation, AOL Latin America, Inc., Quebecor Inc., Quebecor World, Inc. and Cognicase Inc.
J. K. Vanier, 74	1978	12,271,910	(2)(9)	1.89
Chief Executive Officer, Western Star Ag. Resources, Inc. (investments and livestock)
O. G. Webb, 66	1991	24,579	(2)	*
farmer. Former Chairman of the Board and President, GROWMARK, Inc. (a farmer-owned cooperative)
Andrew Young, 70	1997	39,141	(2)	*
Chairman of GoodWorks International (a specialty consulting group). Director of Delta Airlines, Inc., Argus Inc., Host Marriott Corporation, Cox Communication Inc. and Thomas Nelson, Inc.

*	Less than 1% of outstanding shares

(1)	Includes shares allocated as a beneficiary under the Company’s Tax Reduction Act Stock Ownership Plan (TRASOP) and ADM Employee Stock Ownership Plan (ESOP).

(2)	Includes stock units allocated under the Company’s Stock Unit Plan for Nonemployee Directors that are deemed to be the equivalent of outstanding shares of Common Stock for bookkeeping and valuation purposes.

(3)	Includes 4,024,031 shares, in which Mr. Andreas disclaims any beneficial interest, in trust for members of his family of which he is a trustee or has sole or shared voting power. Includes 358,727 shares that are unissued but are subject to stock options exercisable within 60 days from the date of this Proxy Statement.

(4)	Includes 27,853,066 shares, in which Mrs. McMurtrie disclaims any beneficial interest, in trust for members of her family of which she is a trustee, in a foundation of which Mrs. McMurtrie is an officer and in a partnership of which Mrs. McMurtrie is the President which includes 197,711 shares held for G. Allen Andreas.

(5)	Includes 5,009,599 shares owned by or in trust for members of Ms. Carter’s family in which Ms. Carter disclaims beneficial interest in 175,009 shares. Includes 9,381,099 shares held in family corporations with respect to which Ms. Carter disclaims any beneficial interest in 8,781,862 shares.

(6)	Includes 2,205,000 shares owned by Intrade N.V. of which Mr. de Boon is Chairman of the Board of Supervisory Directors and in which he disclaims any beneficial interest.

(7)	Includes 56,339,281 shares owned by State Farm Mutual Automobile Insurance Company, its subsidiaries, affiliates and associate benefit plans in which Mr. Joslin disclaims any beneficial interest.

(8)	Includes 1,797,598 shares of which Mr. Mimran has shared voting power.

(9)	Includes 113,485 shares owned by members of Mr. Vanier’s family in which he disclaims any beneficial interest. Includes 7,639,793 shares in various trusts of which Mr. Vanier is one of the trustees and in a corporation in which Mr. Vanier and members of his family have certain beneficial interests (see footnote 5; Mr. Vanier is the brother of Ms. Carter’s mother and 4,102,824 of the reported shares were also reported by Ms. Carter).

      P.B. Mulhollem, L. H. Cunningham, J. D. Rice and D. J. Schmalz are four of the five highest paid Executive Officers of the Company but are not Directors of the Company.

      P.B. Mulhollem beneficially owns 126,161 shares of Common Stock of the Company, constituting less than 1% of the outstanding shares of Common Stock, which number includes (1) shares allocated to him as a beneficiary under the Company’s ESOP, and (2) 86,709 shares that are unissued but are subject to stock options exercisable within 60 days from the date of this Proxy Statement.

      L.H. Cunningham beneficially owns 82,583 shares of Common Stock of the Company, constituting less than 1% of the outstanding shares of Common Stock, which number includes (1) shares allocated to him as a beneficiary under the Company’s ESOP and 401(k), and (2) 40,031 shares that are unissued but are subject to stock options exercisable within 60 days from the date of this Proxy Statement.

      J.D. Rice beneficially owns 172,715 shares of Common Stock of the Company, constituting less than 1% of the outstanding shares of Common Stock, which number includes (1) shares allocated to him as a beneficiary under the Company’s ESOP and 401(k), and (2) 95,888 shares that are unissued but are subject to stock options exercisable within 60 days from the date of this Proxy Statement.

      D.J. Schmalz beneficially owns 207,515 shares of Common Stock of the Company, constituting less than 1% of the outstanding shares of Common Stock, which number includes (1) shares allocated to him as a beneficiary under the Company’s ESOP, and (2) 91,885 shares that are unissued but are subject to stock options exercisable within 60 days from the date of this Proxy Statement.

      Common Stock beneficially owned by all Directors and Executive Officers as a group, numbering 35 persons including those listed above, is 128,342,650 shares representing 19.76% of the outstanding shares, of which 1,524,880 shares are unissued but are subject to stock options exercisable within 60 days from the date of this Proxy Statement.

      G. Allen Andreas and Sandra Andreas McMurtrie are cousins. Mollie Hale Carter is a niece of J. K. Vanier.

Information Concerning Committees and Meetings

      During the last fiscal year the Board of Directors of the Company held five regularly scheduled meetings.

      During the last fiscal year, the Board had Audit, Compensation, Nominating, Succession, Public Policy, Corporate Governance, and Executive Committees. The Audit Committee consisted of Mr. Mimran, Chairperson, Messrs. de Boon, Joslin, and Young and Ms. Carter; the Compensation Committee consisted of Mr. Webb, Chairperson, and Messrs. Joslin and Vanier; the Nominating Committee consisted of Ms. Carter, Chairperson, and Messrs. Mimran and Young; the Succession Committee consisted of Mr. Webb, Chairperson, and Messrs. Joslin and Vanier; the Public Policy Committee consisted of Mr. Mulroney, Chairperson, Mr. de Boon and Ms. McMurtrie; the Corporate Governance Committee consisted of Ms. Carter, Chairperson, Ms. McMurtrie and Messrs. Mulroney, Webb and Young; and the Executive Committee consisted of Mr. Andreas, Chairperson, Messrs. Mimran, Vanier and Webb and Ms. McMurtrie.

      The Audit Committee, which operates pursuant to a written charter adopted by the Board, met four times during the fiscal year. All of the members of the Audit Committee were determined by the Board to be “independent” directors, as that term is defined in the applicable listing standards of the New York Stock Exchange. The Audit Committee reviews the (1) overall plan of the annual independent audit, (2) financial statements, (3) scope of audit procedures, (4) performance of the Company’s independent auditors and internal auditors, (5) auditors’ evaluation of internal controls, and (6) matters of legal compliance.

      The Compensation Committee, which met four times during the fiscal year, reviews and establishes compensation of Officers, approves direct annual compensation to any employee in the amount of $200,000 or more, approves awards to employees pursuant to the incentive compensation plans of the Company, and approves modifications in employee benefit plans with respect to the benefits salaried employees receive under such plans. All of its actions are submitted to the Board for ratification.

      The Nominating Committee, which met once during the fiscal year, considers and recommends nominees to the Board. The Committee will consider nominees recommended by a Stockholder provided the Stockholder submits the nominee’s name in a written notice delivered to the Secretary of the Company at the principal executive offices of the Company not less than sixty nor more than ninety days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided that, in the event that the Annual Meeting is called for a date that is not within thirty days before or after such anniversary date, the notice must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs (different notice delivery requirements may apply if the number of Directors to be elected at an Annual Meeting is being increased, and there is no public announcement by the Company naming all of the nominees or specifying the size of the increased Board at least one hundred days prior to the first anniversary of the preceding year’s Annual Meeting). Any such notice must set forth the information required by Section 1.4(c)of the Company’s Bylaws, and must be accompanied by the written consent of the proposed nominee to being named as a nominee and to serve as a Director if elected.

      The Succession Committee, which met once during the fiscal year, reviews and establishes the succession plans for the management of the Company.

      The Public Policy Committee, which did not meet during the fiscal year, reviews and recommends activities directed at fulfilling the social responsibility of the Company.

      The Corporate Governance Committee, which met three times during the fiscal year, assesses Board and Committee effectiveness and establishes and approves performance criteria for evaluation of the Chief Executive.

      The Executive Committee, which met once during the fiscal year, exercises the power and authority of the Board in the management and direction of the business and affairs of the Company when the Board is not in session.

Executive Compensation

      The following table sets forth information concerning the Company’s Chief Executive and the four other most highly paid Executive Officers of the Company.

Summary Compensation Table

	Annual Compensation					Long Term Compensation

						Securities
				Other Annual		Underlying	All Other
	Fiscal		Bonus	Compensation		Options	Compensation
Name and Principal Position	Year	Salary ($)	($)	($)		(#)(1)	($)(2)

G. A. Andreas	2002	2,557,833	–0–	142,704	(3)	525,000	10,000
Chairman and Chief Executive	2001	2,398,480	–0–	66,992	(3)	–0–	8,500
	2000	2,373,972	–0–	69,419	(3)	551,245	8,500
P. B. Mulhollem	2002	1,129,576	–0–	–0–		157,499	10,000
President and Chief Operating	2001	620,500	–0–	–0–		–0–	231,589	(4)
Officer	2000	637,199	–0–	–0–		110,245	128,941	(5)
L. H. Cunningham	2002	745,557	–0–	–0–		104,999	10,000
Senior Vice President	2001	709,090	–0–	–0–		–0–	8,500
	2000	522,458	–0–	–0–		110,244	8,500
J. D. Rice	2002	638,300	–0–	–0–		104,999	9,500
Senior Vice President	2001	584,917	–0–	–0–		–0–	8,500
	2000	527,583	–0–	–0–		110,243	8,500
D. J. Schmalz	2002	636,518	–0–	–0–		94,499	10,000
Senior Vice President and	2001	604,833	–0–	–0–		–0–	8,500
Chief Financial Officer	2000	577,499	–0–	–0–		99,219	8,500

(1)	Number of options granted in fiscal year indicated and adjusted for all stock dividends and stock splits effected to date.

(2)	Except with respect to Mr. Mulhollem in 2001 and 2000, these amounts represent only the Company’s matching contribution under the Company’s Employee Stock Ownership and 401(k) plans in calendar years 2000, 2001 and 2002.

(3)	Includes $51,433, $45,203 and $37,968 for personal use of company-owned aircraft in 2002, 2001 and 2000, respectively; also includes $46,623 for personal use of company-owned security system in 2002. Amounts for Other Annual Compensation are reported on a calendar year basis.

(4)	Includes $223,089 paid pursuant to the Company’s program for expatriates relating primarily to reimbursement of amounts paid with respect to foreign taxes; also includes $8,500 for the Company’s matching contribution under the Company’s Employee Stock Ownership and 401(k) plans.

(5)	Includes $78,774 paid pursuant to the Company’s program for expatriates relating primarily to reimbursement of amounts paid with respect to foreign taxes; $41,667 for relocation allowance and $8,500 for the Company’s matching contribution under the Company’s Employee Stock Ownership and 401(k) plans.

      During the last fiscal year, compensation for nonemployee Directors consisted of an annual retainer of $100,000, at least one-half of which will be paid in stock units pursuant to the Company’s Stock Unit Plan for Nonemployee Directors.

Stock Option Grants in Last Fiscal Year (1)

	Individual Grants				Potential Realizable
					Value at Assumed Annual
	Number of				Rates of Stock Price
	Securities	Percent of			Appreciation for
	Underlying	Total Options	Exercise		Option Term
	Options	Granted to	or Base
	Granted	Employees in	Price	Expiration	5%($)	10%($)
Name	(#)(2)	Fiscal Year	($/Sh)	Date	(3)	(3)

G. A. Andreas	525,000	20.05	12.5333	8/2/2006	1,817,928	4,017,145
P. B. Mulhollem	157,499	6.01	12.5333	8/2/2006	545,375	1,205,135
L. H. Cunningham	104,999	4.01	12.5333	8/2/2006	363,582	803,421
J. D. Rice	104,999	4.01	12.5333	8/2/2006	363,582	803,421
D. J. Schmalz	94,499	3.61	12.5333	8/2/2006	327,224	723,078

(1)	Table reflects effect of 5% stock dividend in September 2001.

(2)	For the period July 1, 2001 through June 30, 2002 the Executive Officers named above were granted incentive and non-qualified stock options exercisable in four equal annual installments commencing on the first anniversary of the grant date of such options.

(3)	The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission, and is not intended to represent either historical appreciation or anticipated future appreciation of the Company’s Common Stock price.

Aggregated Option Exercises in Fiscal Year and Fiscal Year-End Option Values(1)

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at Fiscal		In-the-Money Options at
			Year-End(#)		Fiscal Year-End($)
	Shares Acquired	Value
Name	on Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

G. A. Andreas	-0-	-0-	216,035	1,160,272	278,373	794,883
P. B. Mulhollem	-0-	-0-	44,989	279,771	63,323	172,014
L. H. Cunningham	-0-	-0-	13,781	201,462	50,572	157,513
J. D. Rice	-0-	-0-	64,948	234,792	76,081	164,802
D. J. Schmalz	-0-	-0-	63,570	214,645	71,027	149,045

(1)	Table reflects adjustments for stock dividends paid and stock splits effected to date.

Equity Compensation Plan Information

Number of Securities
	Number of Securities		Remaining Available for
	To be Issued Upon	Weighted-average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation
	Outstanding Options,	Outstanding Options,	Plans (Excluding
	Warrants and	Warrants and	Securities Reflected in
Plan Category	Rights(a)	Rights(b)	Column (a))(c)

Equity Compensation Plans Approved by Security Holders	10,580,532	$11.62	5,953,566

      The Company does not have any equity compensation plans that have not been approved by the stockholders.

Pension Plan Table

      The Company has a Retirement Plan for Salaried Employees (the “Plan”). The Company made a contribution to the Plan for calendar and Plan year 2001 in excess of the required minimum ERISA contribution. The following table shows the estimated annual benefits payable as a life annuity, upon normal retirement, to persons in specified salary and years-of-service classifications:

	For Years of Credited Service Shown Below

5 Year Average Base Compensation	10	20	30	35

$ 200,000	$32,831	$65,661	$98,492	$103,492
400,000	67,831	135,661	203,492	213,492
600,000	102,831	205,661	308,492	323,492
800,000	137,831	275,661	413,492	433,492
1,000,000	172,831	345,661	518,492	543,492
1,200,000	207,831	415,661	623,492	653,492
1,400,000	242,831	485,661	728,492	763,492
1,600,000	277,831	555,661	833,492	873,492
1,800,000	312,831	625,661	938,492	983,492
2,000,000	347,831	695,661	1,043,492	1,093,492
2,200,000	382,831	765,661	1,148,492	1,203,492
2,400,000	417,831	835,661	1,253,492	1,313,492
2,600,000	452,831	905,661	1,358,492	1,423,492
2,800,000	487,831	975,661	1,463,492	1,533,492
3,000,000	522,831	1,045,661	1,568,492	1,643,492
3,200,000	557,831	1,115,661	1,673,492	1,753,492

      The pension amount is based on the final average monthly compensation (average of the 60 consecutive months of the last 180 months which produce the highest average). For purposes of the Plan, the term “compensation” is defined as base compensation (“Salary” as shown in the Summary Compensation Table) paid during the Plan year. The pension amount is calculated as follows: final average monthly compensation times 36% plus 16.5% of final average compensation in excess of Social Security covered compensation for the first 30 years of service plus 0.5% of final average compensation for each year in excess of 30 years of service and additional early retirement reduction when the pension commences prior to age 65. The Plan does not include a Social Security offset. The normal retirement age under the Plan is age 65 with 5 years of service. The 5 year average compensation for purposes of the Plan of each of the five highest paid Executive Officers of the Company and the number of years of service rounded to the nearest year and credited to each of them under the Plan was as follows: G. A. Andreas $2,237,283 (29 years); L. H. Cunningham $558,122 (8 years); P. B. Mulhollem $504,069 (10 years); J. D. Rice $432,668 (25 years); and D. J. Schmalz $494,789 (17 years).

      Various provisions of the Internal Revenue Code of 1986, as amended, limit the amount of benefits payable under a qualified pension plan. When these limits operate to reduce a pension benefit payable under the Plan, the Company will provide additional amounts so that the total annual pension will be as provided in the Plan.

Compensation Committee Report

      The Compensation Committee (the “Committee”) is comprised of three independent directors. The Committee reviews and establishes the compensation of the officers of the Company, approves the direct annual compensation to any employee in the amount of $200,000 or more, approves awards to employees pursuant to the incentive compensation plans of the Company, and approves modifications in the employee benefit plans with respect to the benefits salaried employees receive under such plans. All actions of the Committee are submitted to the Board of Directors for ratification.

      The objective of the Company’s compensation program is to provide annual compensation to the employees and executives of the Company that is competitive with that for comparable employment, responsibilities and performance in major industries on a worldwide basis. The Committee, whose members are investors and business leaders, is generally familiar with compensation packages offered by peer group companies. The Committee also familiarizes itself with various forms and types of remuneration from general news reports, periodicals and reports of other public corporations, as well as by consultation with compensation experts from nationally recognized firms. In determining an officer’s or other employee’s compensation, the Committee considers, in addition to these factors, the individual’s job performance, the Company’s ability to pay and growth record, cost of living increases, and in the case of all individuals except the Chief Executive, the recommendations of management and the individual’s supervisors.

      The compensation program of the Company consists principally of salary and from time-to-time, not necessarily annually, an award of stock options or other form of long-term incentive compensation. Historically, stock options have been granted at the market price on the date granted and are exercisable in increments over a five or ten year term. The reportable compensation of all employees is adjusted to reflect the personal use, if any, of Company-owned facilities.

      The compensation for the Chief Executive was established by the Committee considering all of the factors previously described in this Report. The Committee proposed and the Board of Directors approved an increase in the annual salary for the Chief Executive to $2,750,000 and granted stock options to him for 500,000 shares of Company stock, exercisable in increments between 2002 and 2006. The strike price for these stock options was at the market price of the Company’s stock on the date of grant. The Corporate Governance Committee, comprised of non-management directors, evaluates the performance of the Chief Executive. The evaluation of the Corporate Governance Committee is then forwarded to the Compensation Committee which establishes the compensation for the Chief Executive.

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation paid in excess of $1,000,000 annually to each of the Company’s chief executive officer and four other most highly compensated executive officers except for qualifying “performance-based” compensation. A portion of the compensation paid to certain of the Company’s executive officers will be subject to the deduction limitation. In order to retain the flexibility to compensate its executive officers in a competitive environment in accordance with the principles discussed above, the Committee believes that it would be inadvisable to adopt a strict policy of compliance with the performance-based compensation exception to Section 162(m). The Committee will continue to consider future opportunities for compliance with this exception to Section 162(m) that it feels are in the best interests of the Company and its stockholders. The Committee believes that the amount of any expected loss of a tax deduction under Section 162(m) will be insignificant to the Company’s overall tax position.

O. G. Webb, Chairman
R. S. Joslin
J. K. Vanier

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
AMONG ARCHER-DANIELS-MIDLAND COMPANY (ADM),
THE S&P PACKAGED FOODS INDEX
AND THE S&P 500 INDEX

*	$100 invested on 06/30/97 in stock or index including reinvestment of dividends. Fiscal year ended June 30.

Graph produced in accordance with SEC regulations by Research Data Group, Inc.

Certain Relationships and Related Transactions

      During the fiscal year ended June 30, 2002, the Company retained the services of the law firm of Ogilvy Renault of which M. Brian Mulroney, a director of the Company, is the senior partner. The Company may continue to retain the services of, and refer specific matters to, this firm during the next fiscal year.

Report of the Audit Committee

      The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders relating to the Company’s financial statements and the financial reporting process, preparation of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the Board.

      Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the development and selection of the critical accounting estimates, and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors’

independence from management and the Company including the matters in the written disclosures required by Independence Standards Board Standard No. 1 and considered the compatibility of nonaudit services with the auditors’ independence.

      The Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without financial management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held four meetings during fiscal year 2002.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2002 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s independent auditors.

D. J. Mimran, Chairman
H. de Boon
M.H. Carter
R. S. Joslin
A. Young

Auditors

      The firm of Ernst & Young LLP, independent auditors, has audited the records of the Company for many years. The Board of Directors wishes to continue the services of this firm for the fiscal year ending June 30, 2003, and the Stockholders’ ratification of such appointment is requested. Representatives of Ernst & Young LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Fees Paid to Independent Auditors

      The following table shows the aggregate fees billed to the Company by Ernst & Young LLP for services rendered during the fiscal year ended June 30, 2002:

Description of Fees:		Amount($)

Audit Fees(1)		3,091,000
Financial Information Systems Design and Implementation Fees		0
All Other Fees
Audit Related Services(2)	1,299,000
Other Fees(3)	12,604,000

Total All Other Fees		13,903,000

(1)	Includes fees for audit of the June 30, 2002 financial statements and reviews of the related quarterly financial statements.

(2)	Includes fees for certain statutory audits, accounting and reporting assistance and audit related work in connection with employee benefit plans of the Company.

(3)	Includes fees related to tax planning advice, tax return preparation, and expatriate tax services.

Section 16(a) Beneficial Ownership Reporting Compliance

      Based solely upon a review of copies of reports furnished to the Company during the fiscal year ended June 30, 2002, the following person filed the number of late reports or failed to file reports representing the number of transactions set forth after his name: R. P. Reising 1 report/1 transaction.

APPROVAL OF THE 2002 INCENTIVE COMPENSATION PLAN

Introduction

      The Company’s Board of Directors, following approval by the Compensation Committee of the Board (the “Committee”), authorized the adoption of the Archer-Daniels-Midland Company 2002 Incentive Compensation Plan (the “Plan”) effective as of December 1, 2002, subject to the approval of the Plan by the Company’s Stockholders. A copy of the Plan is attached as Exhibit “A” to this Proxy Statement, and this discussion is qualified in its entirety by reference to the full text of the Plan.

      The Board of Directors and the Committee believe that the adoption of the Plan would be in the best interests of the Company. The purpose of the Plan is to provide employees with an incentive to put forth maximum efforts for the Company’s success and to provide a valuable means of retaining key personnel as well as attracting new management personnel when needed for future operations and growth.

      The Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), regarding deductibility of executive compensation, discussed below. The basic features of the Plan are summarized below.

Administration

      The Plan will be administered by the Committee or a subcommittee of the Committee, which shall consist of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and/or “outside directors” for purposes of Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee will have the power to make awards under the Plan and to determine when and to whom awards will be granted, and the form, amount, and other terms and conditions of each award. The Committee will have the authority to interpret the Plan and any award or agreement made under the Plan, to establish, amend, waive, and rescind any rules and regulations relating to the administration of the Plan, to determine the terms and provisions of any agreements entered into under the Plan (not inconsistent with the Plan), and to make all other determinations necessary or advisable for the administration of the Plan. In addition, the Board of Directors of the Company may delegate authority to officers of the Company to grant and administer option grants under the Plan; provided, however, that such officers may not grant options to themselves or to any employee of the Company who is subject to the requirements of Section 16 of the Securities Exchange Act of 1934.

Eligibility and Number of Shares

      All employees of the Company and its affiliates will be eligible to receive awards under the Plan at the discretion of the Committee. The Company and its affiliates currently have approximately 24,746 employees.

      The total number of shares of the Common Stock of the Company available for distribution under the Plan is 25,000,000, no more than 10,000,000 of which may be granted in the form of restricted stock (subject to adjustment for future stock splits, stock dividends, and similar changes in the capitalization of the Company). No participant may receive in any fiscal year of the Company awards under the Plan that exceed the following limitations: no participant may receive an award of more than 1,000,000 shares subject to stock options; no participant may receive an award of more than 1,000,000 shares subject to stock appreciation rights; no participant may receive an award of more than 500,000 shares of restricted stock; no participant may receive an award of more than 500,000 performance shares; no participant may receive a maximum aggregate pay-out with respect to performance units in excess of $2,000,000; and no participant may receive a maximum aggregate pay-out with respect to cash-based awards in excess of $2,000,000.

      Awards under the Plan are to be evidenced by written agreements containing the terms and conditions of the awards. Such agreements are subject to amendment, including unilateral amendment by the Company (with the approval of the Committee) unless such amendments adversely affect the participant. To the extent that an award payable in shares of the Common Stock of the Company is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of the Common Stock of the Company covered thereby will no longer be charged against the maximum 25,000,000 and 10,000,000 share limitations described above and may again be subject to awards under the Plan.

Types of Awards

      The types of awards that may be granted under the Plan include incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units, and cash-based awards. Subject to certain restrictions applicable to incentive stock options, awards will be exercisable by the recipients at such times as are determined by the Committee, but in no event may the term of an award be longer than ten years after the date of grant.

      In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of awards that may be granted under the Plan are as follows:

      Incentive and Nonqualified Stock Options. Both incentive and nonqualified stock options may be granted to participants at such exercise prices as the Committee, or the officers delegated authority to grant and administer options by the Board of Directors, may determine, but the exercise price for any option may not be less than 100% of the fair market value (as defined in the Plan) of a share of the Common Stock of the Company as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee, or the officers delegated authority to grant and administer options by the Board of Directors, may determine, except that, unless applicable federal tax laws are modified, (a) no incentive stock options may be granted more than ten years after the effective date of the Plan; (b) an option shall not be exercisable more than ten years after the date of grant; and (c) the aggregate fair market value of the shares of the Common Stock of the Company with respect to which incentive stock options granted under the Plan or any other plan of the Company may first become exercisable in any calendar year for any employee may not exceed the maximum amount permitted under Code Section 422(d). Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of stock of the Company.

      The purchase price payable upon exercise of options may be paid in cash, or, if the Committee permits, by delivering stock already owned by the participant (the fair market value of the shares delivered on the date of exercise being equal to the option price of the stock being purchased), or by a combination of cash and such stock, unless otherwise provided in the related agreement. The Committee may also allow payment in the form of an authorization to the Company to withhold from the total number of shares of Common Stock as to which the option is being exercised the number of shares having a fair market value on the date of exercise equal to the aggregate option price for the total number of shares as to which the option is being exercised, an irrevocable authorization to a third party with whom the participant has a brokerage or similar relationship to sell the shares acquired upon exercise of the option or use the sale proceeds to pay the purchase price, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

      Stock Appreciation Rights, Performance Shares/ Units and Cash-Based Awards. The value of a stock appreciation right granted to a recipient is determined by the appreciation in the Common Stock of the Company, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. The recipient receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Committee must be at least 100% of the fair market value of the specified number of shares of the Common Stock of the Company to which the right relates determined as of the date the stock appreciation right is granted. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option.

      Performance shares and units and cash-based awards entitle the recipient to payment in amounts determined by the Committee based upon the achievement of specified performance targets during a specified term. With respect to awards intended to comply with the requirements of Section 162(m) of the Code, such performance targets will be based on one or any combination of two or more of the following criteria: earnings per share, net income before or after taxes, return on assets or return on equity, cash flow return on investments (net cash flows divided by owners’ equity), earnings before or after taxes, gross revenues, and share price (including, but not limited to, growth measures and total stockholder return). The performance targets may be applied on an absolute or comparative basis. Any such targets may relate to one or any combination of two or more of company, subsidiary, affiliate, division or business unit performance. Awards that are not intended to comply with Section 162(m) of the Code may be based on these or other performance criteria, as determined by the Committee. The value in dollars of any award denominated in shares or units is determined when the award is earned based on the fair market value of a share of the Common Stock of the Company on the last day of the performance period.

      Payments with respect to stock appreciation rights, performance shares and units and cash-based awards may be paid in cash, shares of the Common Stock of the Company or a combination of cash and shares as determined by the Committee. The Committee may require or permit participants to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan.

      Restricted Stock Awards. The Common Stock of the Company granted to recipients may contain such restrictions as the Committee may determine, including provisions requiring forfeiture and imposing restrictions upon stock transfer. Awards of restricted stock may, in the discretion of the Committee, provide the participant with dividends and voting rights prior to vesting.

Transferability

      During the lifetime of a participant to whom an award is granted, only such participant (or, if so provided in the applicable agreement in the case of a nonqualified stock option, a permitted transferee as hereafter described) may exercise an option or stock appreciation right or receive payment with respect to performance shares or any other award. No award of restricted stock (prior to the expiration of the restrictions), options, stock appreciation rights, performance shares or units, or cash-based award (other than an award of stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so will not be effective, except that an agreement may provide that: (a) an award may be transferable to a successor in the event of a participant’s death, (b) a nonqualified stock option may be transferable pursuant to a qualified domestic relations order and (c) a nonqualified stock option may be transferable to members of the participant’s immediate family (as such term is defined in the award agreement, in a manner consistent with the definition contained in the instructions to the Form S-8 Registration Statement under the Securities Act of 1933) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, provided that the participant receives no consideration for the transfer. The transfer of a nonqualified stock option may be subject to such other terms and conditions as the Committee may determine.

Duration, Adjustments, Modifications, Terminations

      The Plan will remain in effect until all shares of the Common Stock of the Company subject to the Plan are distributed, or the Plan is terminated as described below.

      In the event of a recapitalization, stock dividend, stock split, or other relevant change, the Committee has the discretion to adjust the number and type of securities available for awards or the number and type of securities and amount of cash subject to outstanding awards, the option exercise price of outstanding options, and provisions regarding payment with respect to outstanding awards. Adjustments in performance targets and payments on performance shares and units and cash-based awards are also permitted upon the occurrence of such events as may be specified in the related agreements.

      The Plan also gives the Board the right to amend, modify, terminate or suspend the Plan, except that no amendment shall be effective without Stockholder approval if such amendment would (i) change the class of persons eligible to participate under the Plan, (ii) increase the number of shares of the Common Stock of the Company reserved for issuance under the Plan or the maximum number of shares subject to awards under the Plan, or (iii) allow the grant of options at an exercise price below the fair market value of a share of the Common Stock of the Company at the date of grant. In addition, the Board may seek Stockholder approval of any amendment to the extent the Board deems such approval necessary or advisable for purposes of compliance with provisions of the Code, the listing requirements of the New York Stock Exchange or for any other purpose. No amendment or modification of the Plan shall adversely affect any award previously granted without the consent of the participant.

      In the event of a proposed dissolution or liquidation of the Company, a proposed sale of substantially all of the assets of the Company, a proposed merger or consolidation of the Company with or into any other corporation, or a proposed statutory share exchange involving capital stock of the Company, the Committee has the discretion, but not the obligation, to replace or cancel in exchange for payment outstanding options and stock appreciation rights in accordance with the terms of the Plan.

Federal Tax Considerations

      The Company has been advised by its counsel that awards made under the Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

      Incentive Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option, and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

      Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a “disqualifying disposition”), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequence of such disqualifying disposition will be as described above.

      The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a nonqualified stock option, the tax consequences of which are discussed below.

      Nonqualified Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a nonqualified stock option is granted under the Plan. At the time of exercise of a nonqualified stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss.

      Stock Appreciation Rights and Units, Performance Shares and Cash-Based Awards. Generally: (a) the recipient will not realize income upon the grant of a stock appreciation right, a performance share award or unit or a cash-based award; (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of Common Stock, or a combination of cash and shares are delivered to the recipient upon exercise of a stock appreciation right or in payment of the performance share award or unit or a cash-based award; and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of Common Stock received on the date of issuance. Upon disposition of shares received by a recipient upon exercise of a stock appreciation right or in payment of a performance share or unit or cash-based award, the recipient will recognize capital gain or loss equal to the difference between the amount received upon such disposition and the fair market value of the shares on the date they were originally received by the recipient.

      Restricted Stock. Unless the recipient files an election to be taxed under Section 83(b) of the Code: (a) the recipient will not realize income upon the grant of restricted stock; (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions have been removed or expire; and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

      When the recipient disposes of restricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

      Compensation of the Company’s Chief Executive and four other most highly compensated Executive Officers is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” will be exempt from Section 162(m), thus allowing the Company the full tax deduction otherwise permitted for such awards. If approved by the Company’s Stockholders, the Plan will enable the Committee to grant awards that will be exempt from the deduction limits of Section 162(m) of the Code.

Forfeiture

      The Plan permits the Committee to provide in the award agreements conditions of forfeiture of a participant’s rights with regard to such award in the event of the termination of employment of the participant “for cause”, the participant’s breach of restrictive covenants or the participant having engaged in an activity detrimental to the Company. Such conditions of forfeiture may include suspension or cancellation of the participant’s right to exercise an option or stock appreciation right, suspension or cancellation of the participant’s pending right to receive an issuance of shares or cash payment in settlement of any award, forfeiture of any shares of restricted stock held by the participant or, following the issuance of shares or payment of cash upon exercise, vesting or payment of an award, either cancelling the shares so issued or requiring the participant to pay the Company in cash an amount equal to the gain realized by the participant from such award.

Withholding

      The Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a participant to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

New Plan Benefits

      The Committee has not yet made any determination with respect to awards that may be granted in the future pursuant to the Plan. The closing sale price of a share of the Common Stock of the Company on the New York Stock Exchange on September 18, 2002 was $12.27 per share.

Voting Requirements

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy and entitled to vote on this item at the meeting is required for approval of the Plan. Proxies solicited by the Board of Directors will be voted for approval of the Plan unless shareholders specify otherwise in their proxies. For this purpose, a Stockholder voting through a Proxy who abstains with respect to approval of the Plan is considered to be present and entitled to vote on the approval of the Plan at the meeting, and is in effect a negative vote, but a Stockholder (including a broker) who does not give authority to a Proxy to vote or withholds authority to vote on the approval of the Plan shall not be considered present and entitled to vote on the proposal.

Recommendation

      The Board of Directors recommends a vote FOR approval of the 2002 Incentive Compensation Plan.

STOCKHOLDER’S PROPOSAL NO. 1

      The following proposal and supporting statement have been submitted by Martin Glotzer, 7061 North Kedzie, Chicago, Illinois 60645 and/or The Ruffy Corp., 29 East 64th Street, New York, New York 10021-7043. Mr. Glotzer and The Ruffy Corp. hold 120 shares and 546 shares of Company Stock, respectively:

Stockholder Proposal: Cumulative Voting

      RESOLVED:     That the stockholders of Archer-Daniels-Midland Company, assembled in annual meeting in person and by proxy, hereby request the Board of Directors to take the steps necessary to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.

REASONS

      The late Mr. Joseph Medill, Publisher of the Chicago Tribune was in favor of cumulative voting.

      Strong support along the lines we suggest were shown at the 2001 annual meeting when 159,658,312 shares were cast in favor of this proposal. The vote against included 1,875 unmarked proxies.

      We believe the Board of Directors should adopt cumulative voting in the election of Directors as part of its program of corporate governance.

      If you agree, please “VOTE — FOR”.

Recommendation of the Board of Directors Against the Proposal

      The Board of Directors believes that each Director should be chosen for his or her qualifications and ability to serve the Company and all of its Stockholders. Cumulative voting introduces the possibility of a director being committed to serve the special interests of a small fraction responsible for the Director’s election, rather than the best interests of the Stockholders as a whole. The present system of voting for the election of Directors avoids the conflict created when a Director is elected by a narrow constituency. The Company’s Stockholders defeated similar proposals at the 1998, 1999, 2000 and 2001 Annual Meetings.

      The Board of Directors recommends that Stockholders vote AGAINST this Stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless Stockholders specify a different choice.

STOCKHOLDER’S PROPOSAL NO. 2

      The following proposal and supporting statement have been submitted by Financial Investors Trust, on behalf of the United Association S&P 500 Index Fund, 370 Seventeenth Street Suite 3100, Denver, Colorado 80202-5627, which holds 44,302 shares of Company Stock:

RESOLVED: That the shareholders of Archer-Daniels-Midland request that the Board of Directors adopt a policy that in the future the firm that is appointed to be the Company’s independent accountants will only provide audit services to the Company and not provide any other services.

          Supporting Statement

The Securities and Exchange Commission passed new proxy statement rules that took effect February 5, 2001, which require companies to disclose how much they pay their accounting firms for audit services and non-audit services.

The results have been startling. According to a Wall Street Journal article of April 10, 2001: “The nation’s biggest companies last year paid far more money than previously estimated to their independent accounting firms for services other than auditing, newly disclosed figures show, renewing questions about whether such fees create conflicts of interest for auditing firms...At issue: How objective can an accounting firm be in an audit when it is also making millions of dollars providing the client with other services.”

The Wall Street Journal article reported that of the 307 S&P 500 companies it had surveyed, the average fees for non-audit services were nearly three times as big as the audit fees. The Company’s 2001 proxy statement revealed that it had paid its independent auditor $2,755,000 for its audit work and $6,070,000 for total all other work.

When the SEC was seeking comments on its accountant disclosure rules, substantial institutional investors urged that auditors should not accept non-audit fees from companies. The California Public Employees’ Retirement System’s General Counsel, Kayla J. Gillan, wrote: “The SEC should consider simplifying its Proposal and drawing a bright-line test: no non-audit services to an audit client.” TIAA-CREF’s Chairman/ CEO John H. Biggs wrote: “...independent public audit firms should not be the auditors of any company for which they simultaneously provide other services. It’s that simple.”

      It is respectfully submitted that it would be in the best interests of the Company’s shareholders if the Board of Directors adopts a policy that in the future any firm appointed to be the Company’s independent accountants shall only provide audit services to the Company and not provide any other services.

Recommendation of the Board of Directors Against the Proposal

      The Board of Directors of the Company recommends a vote AGAINST this proposal for the following reasons:

      The Company retains its independent auditors, Ernst & Young LLP, to advise it on certain matters in addition to its core auditing functions. These engagement decisions are made only when two conditions are met. First, the Company determines that Ernst & Young LLP’s particular expertise, coupled with its knowledge of the Company and the Company’s management and financial systems, provides substantial assurance that the Company will receive high quality and useful results in a timely and efficient manner. Second, the Company determines that the engagement is consistent with the maintenance of auditor independence.

      In accordance with guidelines of the Securities and Exchange Commission (SEC) and the American Institute of Certified Public Accountants and Ernst & Young LLP’s internal control procedures, Ernst & Young LLP has processes in place to ensure its audits are conducted in an objective and impartial manner. These procedures include mandatory rotation of the engagement partner, mandatory review by a partner independent of the engagement team of the audit report and financial statements prior to issuance of the report, an annual review of partner assignments for public companies, an internal program annually to assess the quality of audit work in a cross-section of offices, and participation in the accounting profession’s peer review process. In addition, all of Ernst & Young LLP’s full-time client service professionals are prohibited from owning any audit client’s securities.

      In addition to these internal procedures, the Company annually seeks Stockholder ratification of its selection of independent auditors. In addition, as required by the rules of the SEC, the Company also provides Stockholders with information relating to fees paid to its independent auditors as well as disclosure of the Audit Committee’s consideration of whether the provision of non-audit services is compatible with maintaining the independence of the Company’s accountants.

      Further, the federal Sarbanes-Oxley Act of 2002 prohibits the Company’s independent auditors from providing the Company with certain specified categories of non-audit services. Under this Act, the Company’s independent auditors may provide the Company with non-audit services not otherwise prohibited by the Act, only if the activity is approved in advance by the Company’s Audit Committee. The Company shall fully comply with this Act in its engagement of the Company’s independent auditors to perform non-audit services.

      The discretion to determine the best allocation of tasks among accounting firms is an essential component of the ability of the Board of Directors and the Audit Committee to discharge their responsibilities to the Company and its Stockholders. The Company does not believe that the retention of this discretion in any way undermines its ability to monitor and ensure the independence of the Company’s auditors. The Audit Committee regularly monitors and evaluates the performance of Ernst & Young LLP in both its audit and non-audit services, the fees paid for all such services and the compatibility of the non-audit services with the maintenance of the firm’s independence.

      Given the protective measures already in place, the disclosures required when independent auditors are selected for non-audit work, and the requirements of the Sarbanes-Oxley Act of 2002, the Company believes there is no benefit to the Company or its Stockholders from any further limitation as suggested in this Stockholder proposal.

      Accordingly, the Board of Directors recommends that you vote AGAINST this proposal, and your proxy will be so voted unless you specify otherwise.

Deadline for Submission of Stockholder Proposals

      Proposals of Stockholders intended to be presented at the next Annual Meeting and desired to be included in the Company’s Proxy Statement for that meeting must be received by the Secretary, Archer-Daniels-Midland Company, 4666 Faries Parkway, Decatur, Illinois, 62526, no later than May 26, 2003, in order to be included in such Proxy Statement. Generally, if written notice of any Stockholder proposal intended to be presented at the next Annual Meeting is not delivered to the Secretary at the above address between August 7, 2003 and September 7, 2003 (or, if the next Annual Meeting is called for a date that is not within the period from October 7, 2003 to December 7, 2003, if such notice is not so delivered by the close of business on the tenth day following the earlier of the date on which notice of the date of such Annual Meeting is mailed or public disclosure of the date of such Annual Meeting is made), or if such notice does not contain the information required by Section 1.4(c) of the Company’s Bylaws, the chair of the Annual Meeting may declare that such Stockholder proposal be disregarded.

Other Matters

      It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting, but in the event that other business does properly come before the meeting calling for a Stockholders’ vote, the Proxy Committee will vote thereon according to its best judgment in the interest of the Company.

By Order of the Board of Directors
ARCHER-DANIELS-MIDLAND COMPANY
D. J. Smith, Secretary

September 25, 2002

EXHIBIT “A”

ARCHER-DANIELS-MIDLAND COMPANY

2002 INCENTIVE COMPENSATION PLAN

Article 1.     Establishment, Objectives, and Duration

      1.1.     Establishment of the Plan. Archer-Daniels-Midland Company, a Delaware corporation (hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the “Archer-Daniels-Midland Company 2002 Incentive Compensation Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, and Cash-Based Awards. Subject to approval by the Company’s Stockholders, the Plan shall become effective as of December 1, 2002 (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

      1.2.     Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives which are consistent with the Company’s goals and which link the personal interests of Participants to those of the Company’s Stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

      1.3.     Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been distributed according to the Plan’s provisions. However, in no event may an ISO be granted under the Plan more than ten years after the Effective Date.

Article 2.     Definitions

      Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

      2.1.     “Affiliate” shall mean an “affiliate” of the Company, within the meaning of such term under Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

      2.2.     “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, or a Cash-Based Award.

      2.3.     “Award Agreement” means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to an Award granted under this Plan.

      2.4.     “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      2.5.     “Board” or “Board of Directors” means the Board of Directors of the Company.

      2.6.     “Cash-Based Award” means an Award granted to a Participant, as described in Article 9 herein.

      2.7     “Change of Control” means either:

(a) A Person other than the Company or a Subsidiary of the Company acquires Beneficial Ownership, directly or indirectly, of thirty-percent (30%) or more of either (i) the then outstanding shares of Company common stock, or (ii) the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Voting Securities”), provided that the following will not constitute a Change of Control under this subsection (a):

(i) Any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege with respect to outstanding convertible or exchangeable securities unless such convertible or exchangeable securities were acquired directly from the Company);

(ii) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its Subsidiaries;

(iii) Any acquisition by any corporation with respect to which, immediately following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by all or substantially all of the persons who were the Beneficial Owners, respectively, of the outstanding Company common stock and Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the outstanding Company common stock and Voting Securities, as the case may be;

(b) Approval by the stockholders of the Company of (i) the complete dissolution or liquidation of the Company, or (ii) the sale or other disposition of all or substantially all of the assets of the Company (in one or a series of transactions), other than to a corporation with respect to which, immediately following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by all or substantially all of the persons who were the Beneficial Owners, respectively, of the outstanding Company common stock and Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the outstanding Company common stock and Voting Securities, as the case may be;

(c) The consummation of a reorganization, merger or consolidation of the Company (other than a merger or consolidation with a subsidiary of the Company) or a statutory exchange of outstanding Voting Securities of the Company, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of the outstanding Company common stock and Voting Securities immediately prior to such reorganization, merger, consolidation or exchange Beneficially Own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the outstanding Company common stock and Voting Securities, as the case may be;

(d) A majority of the members of the Board of Directors of the Company are not Continuing Directors, with the term “Continuing Directors” meaning (i) the members of the Board as of the Effective Date, and (ii) any individual who becomes a member of the Board after such date whose election, or nomination for election by the shareholders of the Company, was approved by the vote of at least two-thirds of the then Continuing Directors, but excluding any individual whose initial assumption of office as a director of the Company occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board; or

(e) Adoption by the Board of a resolution to the effect that any Person has acquired effective control of the business and affairs of the Company.

      2.8.     “Code” means the Internal Revenue Code of 1986, as amended from time to time.

      2.9.     “Committee” means the Compensation Committee of the Board of Directors, which shall consist of two or more directors all of whom shall satisfy the requirements for an “outside director” under Code Section 162(m) and/or a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act; provided, however, that as to any Section 162(m) Award, if any member of the Compensation Committee shall not satisfy such “outside director” requirements, “Committee” means a subcommittee (of two or more persons) of the Compensation Committee consisting of all members thereof who satisfy such “outside director” requirement. Notwithstanding the foregoing, for purposes of making and administering all Option grants made by an officer or officers of the Company pursuant to the delegation provided for in paragraph 6.1 below, the Committee shall consist of the officer or officers to whom such delegation has been made, acting together or individually, unless otherwise specified by the Board of Directors.

      2.10.     “Company” means Archer-Daniels-Midland Company, a Delaware corporation, and any successor thereto as provided in Article 18 herein.

      2.11.     “Covered Employee” means a Participant who, in the sole judgement of the Committee, may be treated as a “covered employee” under Code Section 162(m) at the time income is recognized by such Participant in connection with an Award that is intended to qualify for the Performance-Based Exception.

      2.12.     “Date of Grant” shall mean the date on which an Award under the Plan is approved by the Committee or such later effective date for such Award as the Committee may specify.

      2.13.     “Disability” shall have the meaning ascribed to such term in the Participant’s governing long-term disability plan or, if no such plan exists, at the discretion of the Committee.

      2.14.     “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

      2.15.     “Employee” means any person who is an employee of the Company, any Affiliate or any Subsidiary; provided, however, that with respect to ISOs, “Employee” means any person who is considered an employee of the Company or any Subsidiary for purposes of Treasury Regulation 1.421-7(h).

      2.16.     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      2.17.     “Fair Market Value” on any date shall be determined on the basis of the closing sale price on the trading date immediately prior to such date on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

      2.18.     “Freestanding SAR” means a SAR that is granted independently of any Options, as described in Article 7 herein.

      2.19.     “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

      2.20.     “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

      2.21.     “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

      2.22.     “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

      2.23.     “Participant” means an Employee who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

      2.24.     “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

      2.25.     “Performance Share” means an Award granted to a Participant, as described in Article 9 herein.

      2.26.     “Performance Unit” means an Award granted to a Participant, as described in Article 9 herein.

      2.27.     “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way and the Shares are subject to a risk of forfeiture, as provided in Article 8 herein.

      2.28.     “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

      2.29.     “Restricted Stock” means an Award granted to a Participant pursuant to Article 8 herein.

      2.30.     “Retirement” shall mean “early retirement” or “normal retirement” within the meaning of such terms under the ADM Retirement Plan.

      2.31.     “Section 162(m) Award” means an Award to a Covered Employee intended to qualify for the Performance-Based Exception.

      2.32.     “Shares” means the shares of common stock of the Company, without par value.

      2.33.     “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Article 7 herein.

      2.34.     “Subsidiary” means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest; provided, however, that with respect to ISOs, the term “Subsidiary” shall include only an entity that qualifies under Code Section 424(f) as a “subsidiary corporation” with respect to the Company.

      2.35.     “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (with a similar cancellation of the Tandem SAR when a Share is purchased under the Option).

Article 3.     Administration

      3.1.     Committee Members. The Plan shall be administered by the Committee. The members of the Committee shall be appointed by and serve at the pleasure of the Board. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

      3.2.     Discretionary Authority. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Employees to whom, and the time or times at which, Awards may be granted, the number of Shares, units or other rights subject to each Award, the Option Price or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance measure, performance goals and other conditions of an Award, the duration of the Award, and all other terms of an Award. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

      3.3.     Action by the Committee. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and the act of a majority of the members present at any meeting at which a quorum is present or the act approved in writing by a majority of all the members of the Committee shall be the act of the Committee. In the performance of their duties under this Plan, the Committee members shall be entitled to rely upon information and advice furnished by the Company’s officers, employees, accountants or counsel, or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of this Plan.

Article 4.     Shares Subject to the Plan and Maximum Awards

      4.1.     Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be twenty-five million (25,000,000), no more than ten million (10,000,000) of which may be granted in the form of Restricted Stock. The Shares to be delivered under the Plan will be made available from authorized but unissued Shares or issued Shares that are held in the Company’s treasury. To the extent that any Award payable in Shares is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, Shares covered thereby will no longer be charged against the foregoing maximum Share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. If a Tandem SAR is granted, then the Tandem SAR and the related Option shall be counted as covering only the number of Shares subject to the related Option for purposes of applying the limitations of this Section 4.1.

      Subject to adjustments as provided in Section 4.2 herein, the following rules shall apply to grants of such Awards under the Plan:

(a) Stock Options: The maximum aggregate number of Shares that may be covered by Stock Options, pursuant to Awards granted in any one fiscal year to any one single Participant, shall be one million (1,000,000).

(b) SARs: The maximum aggregate number of Shares that may be covered by Stock Appreciation Rights, pursuant to Awards granted in any one fiscal year to any one single Participant, shall be one million (1,000,000).

(c) Restricted Stock: The maximum aggregate number of Shares that may be covered by Awards of Restricted Stock granted in any one fiscal year to any Participant shall be Five Hundred Thousand (500,000).

(d) Performance Shares: The maximum aggregate number of Shares that may be covered by Awards of Performance Shares granted in any one fiscal year to any Participant shall be Five Hundred Thousand (500,000).

(e) Performance Units: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Performance Units granted in any one fiscal year to any one Participant shall be Two Million Dollars ($2,000,000).

(f) Cash-Based Awards: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Cash-Based Awards granted in any one fiscal year to any one Participant shall be Two Million Dollars ($2,000,000).

      4.2.     Adjustments in Shares. If there shall occur any recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to the Shares, or any merger, consolidation, reorganization or other change in corporate structure affecting the Shares, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, and subject to Article 19 hereof, cause an adjustment to be made in (i) the maximum number and kind of securities subject to and available for Awards as provided in Section 4.1 hereof, (ii) the number and kind of securities, units, cash or other rights subject to then outstanding Awards, (iii) the Option Price or purchase price applicable to then outstanding Awards, (iv) the performance targets or goals applicable to any outstanding Awards, or (v) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of ISOs, any such adjustments shall be made in a manner consistent with the requirements of Code Section 424(a) and, in the case of a Section 162(m) Award, in a manner consistent with the requirements of Code Section 162(m).

Article 5.     Eligibility and Participation

      5.1.     Eligibility. Persons eligible to participate in this Plan include all Employees.

      5.2.     Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

      5.3     Award Agreements. Each Award will be evidenced by an Award Agreement setting forth the terms, conditions and restrictions, as determined by the Committee, which will apply to such Award, in addition to the terms and conditions specified in this Plan. Acceleration of the vesting or exercisability schedule of an Award and of the expiration of the applicable term of the Award is permitted upon such terms and conditions as shall be set forth in the Award Agreement, which may include acceleration resulting from the occurrence of a Change of Control.

Article 6. Stock Options

      6.1.     Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee and such officer or officers of the Company who have been delegated the authority to grant and administer Options by the Board of Directors. Notwithstanding the foregoing, officers delegated the authority to grant Options pursuant to this Plan shall not have authority to grant Options to themselves or to any employee of the Company who is subject to the requirements of Section 16 of the Exchange Act.

      6.2.     Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, provisions for vesting and exercisability, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

      6.3.     Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

      6.4.     Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than one day prior to the tenth (10th) anniversary date of its grant.

      6.5.     Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Notwithstanding the foregoing, the Committee may at any time, or upon the occurrence of any events specified by the Committee in an Award Agreement, accelerate a Participant’s right to exercise an Option.

      6.6.     Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering, either by actual delivery of Shares or by attestation, previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b). The Committee also may allow payment of the Option Price in the form of an authorization to the Company to withhold from the total number of Shares as to which the Option is being exercised the number of Shares having a Fair Market Value on the date of exercise equal to the aggregate Option Price for the total number of Shares as to which the Option is being exercised, an irrevocable authorization to a third party with which the Participant has a brokerage or similar relationship to sell the Shares (or a sufficient portion of such Shares) acquired upon the exercise of the Option and remit to the Company a portion of the sale proceeds sufficient to pay the entire Option Price to the Company, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

      6.7.     Additional Rules for Incentive Stock Options.

(a) No ISO shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of the Grant) of the stock with respect to which ISOs are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company, any Subsidiary, or any parent corporation, would exceed the maximum amount permitted under Code Section 422(d). This limitation shall be applied by taking Options into account in the order in which granted.

(b) If Shares acquired by exercise of an ISO are disposed of within two years following the Date of Grant or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c) Any ISO granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such ISO to qualify as an “incentive stock option” under Code Section 422. Such terms shall include, if applicable, limitations on ISOs granted to ten-percent owners of the Company. An Award Agreement for an ISO may provide that such Option shall be treated as a NQSO to the extent that certain requirements applicable to “incentive stock options” under the Code shall not be satisfied.

      6.8.     Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

      6.9.     Termination of Employment. The Participant shall have the right to exercise the vested portion of an Option only while such Participant is an Employee, or within three months after such Participant ceases to be an Employee; provided, however, that in the event the employment of the Participant is terminated on account of the Participant’s death, the Participant’s personal representatives, heirs or legatees shall have the right to exercise the vested portion of any Option held by the Participant at the time of his or her death for one year following the date of death.

      6.10.     Nontransferability of Options.

(a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

(b) Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement in accordance with the terms provided below, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder. No NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime by anyone other than such Participant. Notwithstanding the foregoing, an Award Agreement for a NQSO may provide that the Participant shall be permitted, during his or her lifetime and subject to the prior approval of the Committee at the time of proposed transfer, to transfer all or part of the Option to a member or members of his or her immediate family (as defined in the Award Agreement in a manner consistent with the requirements for the Form S-8 registration statement) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners. Any such transfer shall be subject to the condition that it is made by the Participant for estate planning, tax planning, or donative purposes, and no consideration (other than interests in family-related entities to which the transfer is made) is received by the Participant therefore. The transfer of a NQSO may be subject to such other terms and conditions as the Committee may in its discretion impose from time to time, including a condition that the portion of the Option to be transferred be vested and exercisable by the Participant at the time of the transfer. Subsequent transfers of an Option shall be prohibited other than by will or the laws of descent and distribution upon the death of the transferee.

Article 7.     Stock Appreciation Rights

      7.1.     Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR. The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The base price of a Freestanding SAR shall equal the Fair Market Value of a Share on the Date of Grant of the SAR. The base price of Tandem SARs shall equal the Option Price of the related Option.

      7.2.     Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

      7.3.     Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

      7.4.     SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the base price, the term of the SAR, and such other provisions as the Committee shall determine.

      7.5.     Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

      7.6.     Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) the difference between the Fair Market Value of a Share on the date of exercise over the base price; by (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Committee’s determination regarding the form of SAR pay out shall be set forth in the Award Agreement pertaining to the grant of the SAR.

      7.7.     Termination of Employment. The Participant shall have the right to exercise the vested portion of a SAR only while such Participant is an Employee, or within three months after such Participant ceases to be an Employee; provided, however, that in the event the employment of the Participant is terminated on account of the Participant’s death, the Participant’s personal representatives, heirs or legatees shall have the right to exercise the vested portion of any SAR held by the Participant at the time of his or her death for one year following the date of death.

      7.8.     Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

Article 8.     Restricted Stock

      8.1.     Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

      8.2.     Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

      8.3.     Transferability. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement. The end of such Period of Restriction may be conditioned upon the satisfaction of such conditions as are specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

      8.4.     Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the continued employment of the Participant, the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws. Until such time as all conditions and/or restrictions applicable to Shares of Restricted Stock have been satisfied and the Shares vest at the end of the applicable Period of Restriction, they shall be evidenced by a certificate deposited with the Company or its designee, or by a book-entry notation on the records of the Company’s transfer agent. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by a Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

      8.5.     Voting Rights. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

      8.6.     Cash Dividends. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions on the Participant’s receipt of the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock is intended to be a Section 162(m) Award, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception.

      8.7.     Termination of Employment. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Shares of Restricted Stock following termination of the Participant’s employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

      8.8.     Section 83(b) Election. If a Participant makes an election pursuant to Code Section 83(b) with respect to a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company.

Article 9.     Performance Units, Performance Shares, and Cash-Based Awards

      9.1.     Grant of Performance Units/ Shares and Cash-Based Awards. Subject to the terms of the Plan, Performance Units, Performance Shares, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

      9.2.     Value of Performance Units/ Shares and Cash-Based Awards. At the time Performance Units, Performance Shares, and/or Cash-Based Awards are granted, the Committee shall determine, in its sole discretion, one or more performance periods (the “Performance Periods”) and the performance goals to be achieved during the applicable Performance Periods, as well as such other restrictions and conditions as the Committee deems appropriate. Performance goals for Performance Units, Performance Shares, and/or Cash-Based Awards shall be set using the performance measures set forth in Section 10. In the case of Performance Units, the Committee shall also determine a target unit value or a range of unit values for each Award. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. Each Cash-Based Award shall have such value as may be determined by the Committee.

      9.3.     Earning of Performance Units/ Shares and Cash-Based Awards. Subject to the terms of this Plan, after each applicable Performance Period has ended, the Committee shall determine the extent to which performance goals have been attained or a degree of achievement between minimum and maximum levels with respect to Awards of Performance Units/ Shares and Cash-Based Awards in order to establish the level of payment to be made, if any, and shall certify the results in writing prior to payment of an Award.

      9.4.     Form and Timing of Payment of Performance Units/ Shares and Cash-Based Awards. Payment of earned Performance Units/ Shares and Cash-Based Awards shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/ Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value determined as of the end of the applicable Performance Period equal to the value of the earned Performance Units/ Shares and Cash-Based Awards. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

      9.5.     Compliance with Code Section 162(m). In the case of Performance Units, Performance Shares, and/or Cash-Based Awards granted to Covered Employees that are intended to be Section 162(m) Awards, the Committee shall make all determinations necessary to establish the terms of such Section 162(m) Awards within 90 days of the beginning of the applicable Performance Period (or such other time period required under Code Section 162(m)), including, without limitation, the designation of the Covered Employees to whom such Section 162(m) Awards are made, the performance measures applicable to the Awards and the performance goals that relate to such measures, and the dollar amounts or number of Shares payable upon achieving the applicable performance goals. As and to the extent required by Code Section 162(m), the provisions of such Section 162(m) Awards must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Covered Employee, and must preclude discretion to increase the amount of compensation payable under the Award (but may permit discretionary decreases in the amount of compensation payable.)

      9.6.     Termination of Employment Due to Death, Disability, or Retirement. Unless determined otherwise by the Committee and set forth in the Participant’s Award Agreement, and except in the case of Section 162(m) Awards, in the event the employment of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant shall receive a pro-rata payout of the Performance Units/ Shares or Cash-Based Awards based on the applicable performance goals which have been achieved for such Awards, if any, as determined by the Committee. Payment of earned Performance Units/ Shares or Cash-Based Awards shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant’s Award Agreement. With respect to any Performance Units/ Shares or Cash-Based Awards that were intended to be Section 162(m) Awards, in the event the employment of a Participant is terminated by reason of death or Disability, the Committee may waive the requirement under such Awards held by the Participant that one or more performance goals be achieved as a condition of any payment under such Awards; provided, however, that after such waiver any such Award will no longer qualify for the Performance-Based Exception.

      9.7.     Termination of Employment for Other Reasons. In the event that a Participant’s employment terminates for any reason other than those reasons set forth in Section 9.6 herein, all Performance Units/ Shares and Cash-Based Awards shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant’s Award Agreement.

      9.8.     Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Units/ Shares and Cash-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant.

Article 10.     Performance Measures

      The performance measure(s) that may be used for purposes of determining the degree of payout and/or vesting with respect to Section 162(m) Awards shall be chosen from among the following (these performance measures may be applied on an absolute or comparative basis, and may be applied to the Company, any Subsidiary or Affiliate, or any division or business unit thereof):

(a) Earnings per share;

(b) Net income (before or after taxes);

(c) Return on assets or return on equity;

(d) Cash flow return on investments, which equals net cash flows divided by owners equity;

(e) Earnings before or after taxes;

(f) Gross revenues; and

(g) Share price (including, but not limited to, growth measures and total stockholder return).

In the case of Awards that are not Section 162(m) Awards, the Committee shall designate performance measures from among the foregoing or such other business criteria as it shall determine in its sole discretion. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that in the case of Section 162(m) Awards, no such adjustment may increase the amount payable under the Award.

Article 11.     Forfeiture Conditions

      The Committee may provide in an Award Agreement for conditions of forfeiture of a Participant’s rights with respect to such Award in the event of: (i) the termination of employment of the Participant for “cause” (as defined in an Award Agreement), (ii) the Participant’s breach of such restrictive covenants (e.g., non-competition and confidentiality restrictions) as may apply to the Participant, or (iii) the Participant’s having engaged in an activity that is detrimental to the Company (including, without limitation, criminal activity or accepting employment with a competitor of the Company). Such conditions of forfeiture may include, in the discretion of the Committee, (a) suspension or cancellation of the Participant’s right to exercise an Option or SAR (whether or not then otherwise exercisable), (b) suspension or cancellation of the Participant’s pending right to receive an issuance of Shares or cash payment in settlement of any Award, (c) the forfeiture of any Shares of Restricted Stock held by the Participant or (d) following the issuance of Shares or payment of cash upon exercise, vesting or payment of an Award, either (1) cancellation of the Shares so issued (and repayment to the Participant of the full purchase price, if any, paid for such shares) or (2) requiring the Participant to pay to the Company in cash an amount equal to the gain realized by the Participant from such Award (measured by the value (on the date of receipt) of any property and/or amount of cash received by the Participant under the Award, to the extent in excess of any amount paid by the Participant). The Company may deduct from any amounts the Company may owe a Participant from time to time any amounts the Participant may owe the Company under this Article 11 and any related Award Agreements.

Article 12.     Beneficiary Designation

      Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 13.     Deferrals

      The Committee may permit (upon timely election by the Participant) or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/ Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 14.     Rights of Employees

      14.1.     Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any affiliate to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Affiliate.

      14.2.     Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

      14.3     Shareholders. A Participant shall have no rights as a shareholder with respect to any Shares covered by an Award until the date the Participant becomes the holder of record of the Shares, if any, to which the Award relates.

Article 15.     Amendment, Modification, and Termination

      15.1.     Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment or modification of the Plan shall be effective without the consent of the Company’s stockholders that would (i) change the class of persons eligible to participate under the Plan, (ii) increase the number of Shares reserved for issuance under the Plan or the maximum number of shares subject to Awards under Article 4, hereof, or (iii) allow the grant of Options at an exercise price below Fair Market Value. In addition, the Board may seek the approval of any amendment or modification by the Company’s stockholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Code Section 162(m) or Code Section 422, the listing requirements of the New York Stock Exchange or for any other purpose. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant.

      15.2.     Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that it would be inconsistent with a Section 162(m) Award’s meeting the requirements of Code Section 162(m).

      15.3.     Compliance with Code Section 162(m). The Committee shall have the discretion to grant Awards under the Plan which are Section 162(m) Awards and Awards which are not Section 162(m) Awards. Section 162(m) Awards granted under the Plan shall comply with the Performance-Based Exception from the tax deductibility limitations of Code Section 162(m).

Article 16. Withholding

      16.1.     Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

      16.2.     Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 17. Indemnification

      Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under or in connection with the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 18. Successors

      All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company.

Article 19. Fundamental Change

      In the event of a proposed dissolution or liquidation of the Company, a proposed sale of substantially all of the assets of the Company, a proposed merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a proposed statutory share exchange involving capital stock of the Company (any of the foregoing referred to as a “Fundamental Change”), the Committee may, but shall not be obligated to do any of the following:

(a) Replacement of Options or SARs. If the Fundamental Change is a merger or consolidation or statutory share exchange, the Committee may make appropriate provision for the protection of the outstanding Options and SARs by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, in lieu of Options, SARs and capital stock of the Company.

(b) Cancellation of Options or SARs. At least 30 days prior to the occurrence of the Fundamental Change, declare, and provide written notice to each holder of an Option or SAR of the declaration, that each outstanding Option and SAR, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of the Fundamental Change in exchange for payment to each holder of an Option or SAR, within ten days after the Fundamental Change, of cash equal to the product of (i) the amount, if any, by which the Event Proceeds per Share (as defined below) exceeds, in the case of an Option, the exercise price per share of such Option or, in the case of an SAR, the base price per share as of the date of grant, and (ii) the number of Shares subject to such Option or SAR. At the time of such a declaration, each SAR and each Option shall immediately become exercisable in full and each person holding an Option or a SAR shall have the right, during the period preceding the time of cancellation of the Option or SAR, to exercise the Option as to all or any part of the Shares covered thereby or the SAR in whole or in part, as the case may be. If such a declaration occurs, each outstanding Option and SAR that has not been exercised prior to the Fundamental Change shall be canceled at the time of, or immediately prior to, the Fundamental Change. No person holding an Option or a SAR shall be entitled to any payment under this Article 19 if the scheduled term of such Option or SAR expires before the Fundamental Change. For purposes of this Article 19, “Event Proceeds per Share” shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received for each Share by the shareholders of the Company upon the occurrence of the Fundamental Change.

Article 20. Legal Construction

      20.1.     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      20.2.     Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      20.3.     Securities Law Compliance. With respect to Participants subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. If any provision of this Plan or of any Award Agreement would otherwise frustrate or conflict with the intent expressed in the preceding sentence, that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applicable to Participants who are then subject to Section 16 of the Exchange Act. In addition, no Shares will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Shares may be listed, have been fully met. As a condition precedent to the issuance of Shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any Shares issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such Shares of the same class are then listed, and under any blue sky or other securities laws applicable to such Shares.

      20.4.     Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Illinois.

ANNUAL MEETING OF STOCKHOLDERS

     YOU ARE URGED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. THE MEETING WILL BE HELD AT 11:00 A.M. ON THURSDAY, NOVEMBER 7, 2002, AT THE JAMES R. RANDALL RESEARCH CENTER, 1001 BRUSH COLLEGE ROAD, DECATUR, ILLINOIS.

     ADMITTANCE TO THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS. IF YOU ARE A STOCKHOLDER OF RECORD AND PLAN TO ATTEND, PLEASE DETACH THE ADMISSION TICKET FROM THE TOP OF YOUR PROXY CARD AND BRING IT WITH YOU TO THE ANNUAL MEETING. THE NUMBER OF PEOPLE ADMITTED WILL BE DETERMINED BY HOW THE SHARES ARE REGISTERED, AS INDICATED ON THE ADMISSION TICKET. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE HELD BY A BROKER, BANK OR OTHER NOMINEE, PLEASE REQUEST AN ADMISSION TICKET BY WRITING TO: ARCHER-DANIELS-MIDLAND COMPANY, SHAREHOLDER RELATIONS, 4666 FARIES PARKWAY, DECATUR, IL 62526-5666. EVIDENCE OF YOUR STOCK OWNERSHIP, WHICH YOU CAN OBTAIN FROM YOUR BROKER, BANK OR NOMINEE, MUST ACCOMPANY YOUR LETTER. STOCKHOLDERS WHO ARE NOT PRE-REGISTERED WILL ONLY BE ADMITTED TO THE MEETING UPON VERIFICATION OF STOCK OWNERSHIP. THE NUMBER OF TICKETS SENT WILL BE DETERMINED BY THE MANNER IN WHICH SHARES ARE REGISTERED. IF YOUR REQUEST IS RECEIVED BY NOVEMBER 1, 2002, AN ADMISSION TICKET WILL BE MAILED TO YOU. ALL OTHER ADMISSION TICKETS CAN BE OBTAINED AT THE REGISTRATION TABLE LOCATED AT THE JAMES R. RANDALL RESEARCH CENTER LOBBY BEGINNING AT 9:30 A.M. ON THE DAY OF THE ANNUAL MEETING.

LOGO

Annual Meeting of Stockholders	2002 ANNUAL MEETING
Thursday, November 7, 2002	ADMISSION TICKET
11:00 a.m. local time
James R. Randall Research Center
1001 Brush College Road
Decatur, IL 62526

Please present this ticket for admittance of the stockholder(s) named above. Admittance will be based upon availability of seating.

Instructions for Voting Your Proxy

This proxy covers all Archer-Daniels-Midland Company shares you own in any of the following ways (provided the registrations are identical):

•	Shares held of record

•	ADM 401(k) Plan for Hourly Employees

•	ADM Employee Stock Ownership Plan for Salaried Employees

•	ADM Stock Purchase Plan for Salaried Employees-Canada

•	ADM Employee Stock Ownership Plan for Hourly Employees

•	ADM Stock Purchase Plan for Hourly Employees-Canada

•	ADM 401(k) Plan for Salaried Employees

•	ADM Stock Purchase Plan

We are now offering stockholders three alternative ways of voting this proxy:

•	By Telephone (using a touch tone telephone)

•	Through the Internet (using a browser)

•	By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

TELEPHONE VOTING Available only until 5:00 p.m. Eastern time on November 6, 2002

•	This method of voting is available for residents of the U.S. and Canada

•	On a touch tone telephone, call TOLL FREE 1-800-850-5909, 24 hours a day, 7 days a week

•	You will be asked to enter ONLY the CONTROL NUMBER shown below

•	Have your proxy card ready, then follow the prerecorded instructions

•	Your vote will be confirmed and cast as you directed

INTERNET VOTING Available only until 5:00 p.m. Eastern time on November 6, 2002

•	Visit the Internet voting website at http://proxy.georgeson.com

•	Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen

•	You will incur only your usual Internet charges

VOTING BY MAIL• Simply mark, sign and date your proxy card and return it in the postage-paid envelope

•	If you are voting by telephone or the Internet, please do not mail your proxy card

COMPANY NUMBER

CONTROL NUMBER

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

Please mark
votes as in
this example.

This proxy, when properly executed, will be voted in the manner directed below. If no direction is made, this proxy will be voted “FOR” Items 1, 2 and 3 and “AGAINST” Items 4 and 5.

Archer-Daniels-Midland Company’s Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

1.     Election of Directors

G. A. Andreas, S. A. McMurtrie, M. H. Carter, H. de Boon, R. S. Joslin, D. J. Mimran, M. B. Mulroney, J. K. Vanier, O. G. Webb and A. Young

FOR
all nominees
listed (except
as indicated)

WITHHOLD
AUTHORITY
to vote all
nominees listed

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list above.)

2.     Ratify the appointment of Ernst & Young LLP as independent accountants for the fiscal year ending June 30, 2003.

FOR	AGAINST	ABSTAIN

3.     Adopt Archer-Daniels-Midland Company 2002 Incentive Compensation Plan

FOR	AGAINST	ABSTAIN

Archer-Daniels-Midland Company’s Board of Directors recommends a vote “AGAINST” Items 4 and 5.

4.     Adopt Stockholder’s Proposal No. 1 (Cumulative Voting)

FOR	AGAINST	ABSTAIN

5.     Adopt Stockholder’s Proposal No. 2

     (Non-Audit Services of Independent Auditor)

FOR	AGAINST	ABSTAIN

6.	In their discretion, upon any other business that may properly come before the meeting.

DATE:                                                              , 2002

Signature(s)

IMPORTANT: Please sign exactly as your name(s) appear(s) below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE DETACH PROXY CARD HERE

P
R
O
X
Y

ARCHER-DANIELS-MIDLAND COMPANY

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on November 7, 2002

This proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, this Proxy will be voted “FOR” Items 1, 2 and 3 and “AGAINST” Items 4 and 5. The undersigned hereby appoints G. A. Andreas, M. H. Carter, and O. G. Webb as Proxies, with the power of substitution, to represent and to vote, as designated below, all the shares of the undersigned held of record on September 6, 2002, at the Annual Meeting of Stockholders to be held on November 7, 2002 and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 and 3 AND “AGAINST” ITEMS 4 and 5.

(Important — To be signed and dated on reverse side)